UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Merial Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed on August 1, 2023 with the Securities and Exchange Commission, on July 31, 2023, Blue Water Biotech, Inc., a Delaware corporation (the “Company”), entered into a common stock preferred investment options exercise inducement offer letter (the “Inducement Letter”) with a certain holder (the “Holder”) of existing preferred investment options (“PIOs”) to purchase shares of the Company’s common stock at the original exercise price of $2.546 per share, issued on August 11, 2022 (the “Existing PIOs”). Pursuant to the Inducement Letter, the Holder agreed to exercise for cash its Existing PIOs to purchase an aggregate of 2,486,214 shares of the Company’s common stock, at a reduced exercised price of $1.09 per share, in exchange for the Company’s agreement to issue new PIOs (the “Inducement PIOs”) to purchase up to 4,972,428 shares of the Company’s common stock (the “Inducement PIO Shares”) on substantially the same terms as the Existing PIOs, except that the issuance of the Inducement PIO Shares was subject to stockholder approval.

On August 1, 2023, the Company and the Holder entered into a letter agreement to amend the Inducement Letter to clarify, among other things, that (i) the Inducement PIOs shall be immediately exercisable at any time on or after the date of issuance and have a term of exercise of five (5) years from the date of issuance, and (ii) the Company shall not be required to hold a meeting of stockholders to approve the issuance of the Inducement PIO Shares. Except for the change in exercise period, the terms of the Inducement PIOs remain unchanged.

The aforementioned summary of certain terms and provisions of the Letter Agreement and the Inducement PIO are not complete and are subject to, and qualified in their entirety by, the provisions of the Letter Agreement and the Inducement PIO, forms of which are filed as Exhibits 10.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

On August 2, 2023, the Company consummated the transactions contemplated by the Inducement Letter and on August 3, 2023 issued a press release to announce such closing (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Inducement PIOs is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Inducement PIO
10.1	Form of Letter Agreement
99.1	Press Release, dated August 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Biotech, Inc.

August 3, 2023	By:	/s/ Joseph Hernandez
	Name:	Joseph Hernandez
	Title:	Chief Executive Officer

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